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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 1997


                    CONSOLIDATED HEALTH CARE ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                         0-15893                 91-1256470
(State or Other Jurisdiction of     Commission File No.       (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                            38 Pond Street, Suite 305
                          Franklin, Massachusetts 02038
               (Address of principal executive offices) (Zip Code)


                                 (508) 520-2422
                     Registrant's telephone number including
                                    area code

                                 Not Applicable
                  Former name, former address and former fiscal
                       year, if changed since last report


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Item 2.          Acquisition or Disposition of Assets


     (i) On September 30 ,1997 Consolidated Health Care Associates, Inc. ("Consolidated") announced the signing of a revised non-binding letter of intent with Olympus Healthcare Group, Inc. whereby Olympus would acquire all of the operating assets and assume certain liabilities of PTS Rehab, Inc. (consisting of four outpatient Clinics located in Massachusetts), a wholly owned subsidiary of Consolidated Health Care Associates in exchange for 42,553 shares of common stock of Olympus and $1,400,000 cash, subject to completion of due diligence, signing of a definitive agreement and approval of Consolidated shareholders and certain other customary conditions.

     (ii) Between October and November 1997, the parties negotiated revised terms for the proposed sale, including elimination of the Olympus stock component and interim management agreement with the purchaser. On November 20, 1997 the Company agreed to accept $1,700,000 in cash as the total purchase price for the proposed transaction. Subsequently, the Asset Purchase Agreement was executed this 20th day of November, 1997 at approximately 5:00 pm. The signature pages of the executed Asset Purchase Agreement were held in escrow with release subject to the completion of the agreed upon revised terms, conditions and related disclosure schedules.

     (iii) On December 10, 1997 at approximately 6:00 pm all revisions of the Asset Purchase Agreements had been completed and accepted by all parties, and the escrowed executed signature pages were released. It is anticipated that the transaction will close after a shareholders meeting in January 1998.



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:


Date: December 12, 1997                           By :/s/ Robert M. Whitty
                                                      --------------------
                                                      Robert M. Whitty
                                                      President

Date: December 12, 1997                            By: /s/ Raymond L. LeBlanc
                                                       ---------------------
                                                       Raymond L. LeBlanc
                                                       Chief Financial Officer


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                                  Exhibit Index


Consolidated hereby incorporates by reference the following documents previously filed with the Commission pursuant to the Exchange Act;


2.1 Asset Purchase Agreement between the Company and Olympus Healthcare Group, Inc. dated November 20, 1997.




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